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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report: (Date of earliest event reported): November 15, 2005


                                Rock-Tenn Company
               (Exact name of registrant as specified in charter)


          Georgia                        0-23340                  62-0342590
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)



               504 Thrasher Street, Norcross, Georgia           30071
              (Address of principal executive offices)        (Zip Code)



                                 (770) 448-2193
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition

On October 24, 2005, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "October 24 Press Release") that announced Rock-Tenn would hold its quarterly conference call on Tuesday, November 15, 2005, at 11:00 a.m. ET to discuss financial results for the fourth quarter of fiscal 2005 (the "Conference Call").

On November 15, 2005, Rock-Tenn issued a press release (the "November 15 Press Release") that announced Rock-Tenn's financial results for the fourth quarter of fiscal 2005. A copy of the November 15 Press Release is attached hereto as
Exhibit 99.1 and hereby incorporated herein.

The October 24 Press Release and the November 15 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the November 15 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn's website at www.rocktenn.com.

Item 9.01. Financial Statements and Exhibits.

   (c)   Exhibits

         99.1   November 15 Press Release (furnished pursuant to Item 2.02)

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ROCK-TENN COMPANY
                                                        (Registrant)



Date:  November 15, 2005                       By: /s/ Steven C. Voorhees
                                                   -----------------------------
                                                   Steven C. Voorhees
                                                   Executive Vice-President
                                                   and Chief Financial Officer
                                                   (Principal Financial Officer,
                                                   Principal Accounting Officer
                                                   and duly authorized officer)

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                                INDEX TO EXHIBITS


Exhibit Number and Description
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99.1     November 15 Press Release (furnished pursuant to Item 2.02)

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